SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 25, 2002

                           WIRE ONE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-25940                 77-0312442
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)

   225 Long Avenue, Hillside, New Jersey                         07205
  (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (973) 282-2000

                                 Not Applicable
         (Former name or former address, if changed since past report)

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Item 9. Regulation FD Disclosure

The purpose of this Form 8-K is to make public disclosure of the following information in accordance with Rule 100 of Regulation FD of the Securities Act of 1933 (as amended): In an interview in early October 2002 to Wainhouse Research and published on October 23, 2002, in the Wainhouse Research Bulletin, Leo Flotron, Wire One's President and Chief Operating Officer, stated that as of the date of the interview Wire One had "north of 800" endpoints on its Glowpoint network.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WIRE ONE TECHNOLOGIES, INC.


Date: October 25, 2002                           By: /s/ Christopher A. Zigmont
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                                                    Christopher A. Zigmont
                                                    Executive Vice President and
                                                      Chief Financial Officer